UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 11,
2011



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 570.752.3671



Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    CURRENT REPORT ON FORM 8-K


Item 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR
           BYLAWS; CHANGE IN FISCAL YEAR

     On January 11, 2011, the Registrant amended Article 10,
Section 10.2 of its Bylaws to increase the age upon which a person may not be elected to the board of directors from 70 to 75 years of age.

     The Amended and Restated Bylaws are attached hereto as
Exhibit 3(ii) and are incorporated in this Item 5.03 by reference.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements and Exhibits

           None.

     (b)   Pro Forma Financial Information

           None.

     (c)   Shell Company Transactions.

           Not applicable.

     (d)   Exhibits


Exhibit Number           Description
______________           ___________
3(ii)                    Amended and Restated Bylaws

                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ Matthew P. Prosseda
          Matthew P. Prosseda
          Chief Executive Officer

Date:     January 14, 2011

EXHIBIT INDEX

Exhibit Number           Description
______________           ___________

3(ii)                    Amended and Restated Bylaws